UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2022

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2022, the Human Capital and Compensation Committee (the “Compensation Committee”) and the Board of Directors (the “Board”) of The Kraft Heinz Company (the “Company”) determined that it was appropriate to approve the following changes to the Company’s benefits plans consistent with the Company’s peers and market practices. Given recent changes in the Company’s stockholder base and consistent with market practices, the Compensation Committee periodically reviews the appropriateness of the Company’s benefits plans.

Approval of Amended & Restated Severance Pay Plan for Salaried Employees

On December 6, 2022, the Board, with the full participation of the Compensation Committee, approved the adoption of The Kraft Heinz Company Amended & Restated Severance Pay Plan for Salaried Employees (the “Severance Plan”), which amends and restates the Kraft Heinz Foods Company Severance Pay Plan for Salaried Employees (the “Prior Plan”) previously sponsored by the Kraft Heinz Foods Company, a subsidiary of the Company. The Severance Plan will be effective as of January 1, 2023.

The Company has amended and restated the Prior Plan to provide the following severance payments and benefits if a participant, including the Company’s named executive officers (“NEOs”), experiences a termination of employment by the Company for any reason other than for “Cause” (as defined in the Severance Plan): (i) lump-sum cash severance equal to (A) 18 months’ salary for certain senior executives and (B) 24 months’ salary for the Chief Executive Officer (“CEO”); (ii) continued health and welfare benefits for the equivalent length of time associated with the salary the participant received under prong (i) above; (iii) outplacement services; and (iv) prorated vesting of the participant’s then-outstanding equity awards granted prior to December 31, 2022 (and in the case of any performance-based awards, granted at least 24 months prior to the participant’s termination of employment), with performance-based awards vesting based on actual performance through the end of the applicable performance period and settled in accordance with the applicable award agreement; for equity awards granted on or after January 1, 2023, similar prorated vesting treatment will be contained in the applicable award agreement.

The foregoing benefits are conditioned on the participant’s execution and non-revocation of a release of claims (which includes restrictive covenants in favor of the Company, including for the NEOs, non-competition and non-solicitation covenants that apply for a period following termination of employment equal to the number of months of salary payable under the Severance Plan) and continued compliance with any restrictive covenants or other post-employment obligations to which the participant may be subject pursuant to any agreement or arrangement with the Company or any of its affiliates.

The foregoing summary is qualified in its entirety by the Severance Plan, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Approval of Change in Control Severance Plan

On December 6, 2022, the Board, with the full participation of the Compensation Committee, approved the adoption of The Kraft Heinz Company Change in Control Severance Plan (the “CIC Plan”). The CIC Plan will be effective as of January 1, 2023.

The CIC Plan will cover the CEO and certain other senior executives, including the NEOs, and will provide for severance payments and benefits in the event of a qualifying termination of employment in connection with a “Change in Control” (as defined in the CIC Plan).

Under the CIC Plan, participants will receive the following severance payments and benefits if they experience a termination of employment by the Company for any reason other than for “Cause,” or by the participant for “Good Reason” (each, as defined in the CIC Plan), in the three months prior to or the 24 months following a Change in Control: (i) lump-sum cash severance equal to one-and-a-half times (two times for the CEO) the sum of (x) the participant’s annual salary and (y) the participant’s target annual cash bonus; (ii) a prorated portion of the participant’s annual performance bonus for the fiscal year in which the termination occurs assuming target-level achievement; (iii) continued health and welfare benefits for 18 months (24 months for the CEO); and (iv)

outplacement services. In the event of a qualifying termination that occurs prior to a Change in Control, benefits provided to any participant under the CIC Plan will be reduced by any amounts already provided to such participant under the Severance Plan.

The foregoing benefits are conditioned on the participant’s execution and non-revocation of a release of claims (which includes restrictive covenants in favor of the Company, including non-competition and non-solicitation covenants that apply for 18 months (24 months for the CEO) following termination of employment).

The foregoing summary is qualified in its entirety by the CIC Plan, which is filed as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.
Approval of Amendments to 2016 Omnibus Incentive Plan and 2020 Omnibus Incentive Plan

On December 6, 2022, the Board, with the full participation of the Compensation Committee, approved the adoption of (i) an amendment (the “2016 Plan Amendment”) to the Company’s 2016 Omnibus Incentive Plan (the “2016 Plan”) and (ii) an amendment (the “2020 Plan Amendment” and together with the 2016 Plan Amendment, the “Amendments”) to the Company’s 2020 Omnibus Incentive Plan (the “2020 Plan”). The Amendments will be effective as of January 1, 2023.

The Amendments (i) modify the applicable definition of a “Change in Control” to align with the definition of “Change in Control” under the CIC Plan and (ii) modify the treatment of equity awards upon a Change in Control as follows: (A) equity awards subject to performance conditions will be deemed satisfied based on the greater of target- and actual-level achievement measured through the date of the Change in Control and remain subject to the applicable service-based vesting schedule; and (B) unless otherwise provided by the Compensation Committee, if a successor does not assume or substitute outstanding awards or if a participant experiences a termination of employment by the Company or its affiliate for any reason other than for “Cause” (as defined in the 2016 Plan or the 2020 Plan, as applicable) in the three months prior to or the 24 months following a Change in Control, all unvested awards will become immediately vested and exercisable (and options will remain exercisable for up to three years), subject to the participant’s execution and non-revocation of a release of claims.

The foregoing summary is qualified in its entirety by the 2016 Plan Amendment and 2020 Plan Amendment, which are filed as Exhibit 10.3 and Exhibit 10.4, respectively, to this Form 8-K and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibits are furnished with this Current Report on Form 8-K.

Exhibit No.	Description
10.1	The Kraft Heinz Company Amended & Restated Severance Pay Plan for Salaried Employees, dated January 1, 2023.
10.2	The Kraft Heinz Company Change in Control Severance Plan, dated January 1, 2023.
10.3	Amendment to the Company’s 2016 Omnibus Incentive Plan, dated January 1, 2023.
10.4	Amendment to the Company’s 2020 Omnibus Incentive Plan, dated January 1, 2023.
104	The cover page of The Kraft Heinz Company’s Current Report on Form 8-K dated December 6, 2022, formatted in inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: December 9, 2022	By:	/s/ Rashida La Lande
Rashida La Lande
Executive Vice President, Global General Counsel, and Chief Sustainability and Corporate Affairs Officer

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